UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): August 8, 2016

ULTRAGENYX PHARMACEUTICAL INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-36276	27-2546083
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

60 Leveroni Court, Novato, California		94949
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (415) 483-8800

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.	Results of Operations and Financial Condition.

On August 8, 2016, Ultragenyx Pharmaceutical Inc. issued a press release announcing its financial results for the three and six months ended June 30, 2016 (the “Press Release”). A copy of the Press Release is furnished herewith as Exhibit 99.1.

The information set forth under Item 2.02 and in Exhibit 99.1 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	Press Release, dated August 8, 2016

*        *        *

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 8, 2016

ULTRAGENYX PHARMACEUTICAL INC.

By:	/s/ Shalini Sharp
Name:	Shalini Sharp
Title:	Executive Vice President, Chief Financial
Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release, dated August 8, 2016